                                                                    Exhibit 23.1
                                                                    ------------

                                 CONSENT OF DELOITTE & TOUCHE, LLP


The Board of Directors
The L.S. Starrett Company

     We consent to the incorporation by reference in this Registration Statement on Form S-8 of The L.S. Starrett Company, of our report dated July 30, 1999 appearing in the Annual Report on Form 10-K of The L.S. Starrett Company for the year ended June 26, 1999.

DELOITTE & TOUCHE LLP
/s/ Deloitte & Touche LLP
Boston, Massachusetts
October 29, 1999